UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

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[  ]        Preliminary Information Statement

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PRINCIPAL FUNDS, INC.

 (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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3)            Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set for the amount on which the filing fee is calculated and state how it was determined) :

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PRINCIPAL FUNDS, INC. – GLOBAL DIVERSIFIED INCOME FUND

INFORMATION STATEMENT

December 12, 2012

This Information Statement is provided in connection with the addition of a new sub-advisor to the Principal Funds, Inc. (“PFI”)-Global Diversified Income Fund (“the “Fund”). DDJ Capital Management, LLC (“DDJ” or the “Sub-Advisor”), entered into a Sub-advisory Agreement with Principal Management Corporation (the “Advisor”), the investment advisor to PFI, on October 9, 2012, and began providing investment advisory services to the Fund on the same date.

Under an order from the Securities and Exchange Commission (“SEC”), PFI and the Advisor may enter into and materially amend agreements with sub-advisors without obtaining shareholder approval. The order permits PFI and the Advisor to hire one or more sub-advisors, change sub-advisors and reallocate management fees between the Advisor and the sub-advisors, without obtaining shareholder approval.

The address of the Fund’s Advisor and transfer agent (Principal Shareholder Services, Inc.) is 711 High Street, Des Moines, Iowa 50392. The address of the Fund’s principal underwriter (Principal Funds Distributor, Inc.) is 1100 Investment Boulevard, El Dorado Hills, CA 95762-5710.

The Fund will furnish, without charge, a copy of the annual report and the most recent semiannual report succeeding the annual report, if any, upon request. To request a report, call 1-800-222-5852 or write Principal Funds, P.O. Box 8024, Boston, MA 02266-8024.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

BACKGROUND

On October 9, 2012 the Board of Directors of PFI unanimously approved the Addition of DDJ Capital Management, LLC (“DDJ”) as a sub-advisor to the Fund along with the current sub-advisors, Guggenheim Investment Management, LLC (“Guggenheim”), Principal Global Investors, LLC (“PGI”), Principal Real Estate Investors, LLC (“Principal-REI”), Spectrum Asset Management, Inc. (“Spectrum”), Stone Harbor Investment Partners LP (“Stone Harbor”), Tortoise Capital Advisors, LLC (“Tortoise”), and W.H. Reaves & Co., Inc. (“Reaves”).

Prior to the addition of DDJ, Guggenheim managed the Fund’s high yield sleeve. Due to possible capacity constraints expressed by Guggenheim, DDJ along with Post Advisory Group, LLC (“Post”) were recommended as additional sub-advisors for the high yield sleeve. The decision to add DDJ was primarily based on DDJ’s unique portfolio of 60-80 issuers focused in the small-mid capitalization high yield universe. The Advisor believes that DDJ is well positioned to meet the income needs of the Fund without taking undue risk.

A shareholder vote to determine if Post will be added to the Fund is scheduled for December 11, 2012. Post is expected to be added to the Fund in January should shareholders approve the proposal.

NEW SUB-ADVISORY AGREEMENT

The terms of the Sub-Advisory Agreement is the same in all material respects as the current sub-advisory agreements with Guggenheim, PGI, Principal-REI, Spectrum, Stone Harbor, Tortoise, and Reaves other than the fees to be paid. The following is a brief summary of the material terms of the Agreements. This summary is qualified in its entirety by reference to the text of the Sub-Advisory Agreement attached.

Like the current sub-advisory agreements with Guggenheim, PGI, Principal-REI, Spectrum, Stone Harbor Tortoise, and Reaves, the new Sub-Advisory Agreement provides that DDJ will, among other things,

(1)     provide investment advisory services to the Fund including providing investment advice and recommendations with respect to the Fund’s investments consistent with the Fund’s investment objectives, investment policies and restrictions;

(2)     arrange for the purchase and sale of the Fund’s portfolio securities;

(3)     provide, at its expense, all necessary investment and management facilities, including expenses for clerical and bookkeeping services;

(4)     advise and assist the officers of PFI in taking such steps as are necessary or appropriate to carry out the decisions of PFI’s Board of Directors regarding the general conduct of the investment business of the Fund; and

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(5)     provide periodic reports regarding the investment service provided to the Fund.

Under the Sub-Advisory agreement, PMC pays DDJ a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the portion of the Fund’s assets it manages. The schedules for the fees PMC pays Guggenheim, PGI, Principal-REI, Spectrum, Stone Harbor, Tortoise, Reaves, and DDJ are listed below.

FEE SCHEDULE

Guggenheim – (High Yield Sleeve)

Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets

All Assets	0.30%

PGI – (Global Value Equity Sleeve)

Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets

First $500 million	0.34%
Next $500 million	0.27%
Over $1 billion	0.20%

Principal-REI – (Global Real Estate Sleeve)

Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets

First $1 billion	0.54%
Next $500 million	0.48%
Over $1.5 billion	0.44%

Spectrum – (Preferred Securities Sleeve)

Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets

First $100 million	0.3427%
Next $150 million	0.2937%
Over $250 million	0.1958%

Stone Harbor – (Emerging Market Debt Sleeve)

Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets

First $400 million	0.45%
Over $400 million	0.40%

Tortoise – (Master Limited Partnership Sleeve)

Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets

First $25 million	1.00%
Next $25 million	0.85%
Next $25 million	0.75%
Assets of $75 million or more*	0.75%
* During any period when the Fund’s Average Daily Net Assets equal or exceed $75 million, Tortoise’s fee as a percentage of average daily net assets shall be 0.75% on all assets.

Reaves – (Publicly Listed Infrastructure Sleeve)

Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets

First $200 million	0.40%
Over $200 million	0.30%

DDJ – (High Yield Sleeve)

Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets

First $750 million	0.40%*
Over $750 million	0.35%
* If assets assigned to DDJ fall below $500 million during any period after June 30, 2013, the fee schedule will be 0.45% on all assets.
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NEW SUB-ADVISOR

DDJ Capital Management, LLC

DDJ Capital Management, LLC, 130 Turner Street, Building 3, Suite 600, Waltham, MA 02453, is a Massachusetts limited liability company that was founded in 1996.  DDJ is 100% privately owned by its founders and key employees.

Management and Ownership of DDJ. Set forth below is the name and principal occupation of the principal executive officer of DDJ as well as the percentage ownership of DDJ by such principal executive officer. The address for the listed officer is 130 Turner Street, Building 3, Suite 600, Waltham, MA 02453.

Name	Position with DDJ	Ownership Percentage
David J. Breazzano	President and Chief Investment Officer	N/A

Similar Investment Companies Advised by DDJ. DDJ currently acts as investment adviser to the following registered investment companies having similar investment objectives and policies as those of the Fund:

Account	Size	Fee
Northern Trust Multi-Manager High Yield Opportunity Fund	$826.5mm*	***
Russell Global Opportunistic Credit Fund	$806.4mm**	***

* Approximate Fund Size as of 10/31/12 . Please note that this represents total Fund size, not just the portion managed by DDJ Capital Management, LLC.
** Approximate Fund Size as of 9/30/12 . Please note that this represents total Fund size, not just the portion managed by DDJ Capital Management, LLC.
*** This information is not publically available.

Fees Paid to DDJ. The Advisor paid $93,160.58 in fees to DDJ for the fiscal year ending October 31, 2012 with respect to the Fund.

BOARD EVALUATION OF NEW SUBADVISORY AGREEMENT

At its September 10, 2012 meeting, the Board considered whether to approve a subadvisory agreement between the Advisor and DDJ for the Global Diversified Income Fund.

The Board considered the nature, quality and extent of services expected to be provided under the Sub-Advisory Agreement. The Board considered the reputation, qualifications and background of DDJ, the investment approach of DDJ, the experience and skills of DDJ’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel.  In addition, the Board considered PMC’s program for identifying, recommending, monitoring and replacing subadvisors for the Funds and that PMC recommended DDJ for the Fund based upon that program.

The Board reviewed the historical of DDJ in a portfolio with an investment strategy similar to that proposed for the Fund, as compared to the strategy’s relevant benchmark index. The Board concluded, based on this information, that investment performance of DDJ was expected to be satisfactory.

The Board considered the proposed sub-advisory fees, noting that the Advisor compensates subadvisors from its own management fee so that shareholders pay only the management fee.  The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to the Fund under the Sub-Advisory Agreement.  The Board noted that the sub-advisory fee schedule for DDJ includes one breakpoint and concluded that the sub-advisory fee schedule reflects an appropriate recognition of economies of scale at the Fund’s current asset levels. In addition, in evaluating the sub-advisory fees and the factor of profitability, the Board considered that the sub-advisory fee rate for DDJ was negotiated at arm’s-length between the Advisor and DDJ.  On the basis of the information provided, the Board concluded that the proposed sub-advisory fees were reasonable.

The Board also considered the character and amount of other incidental benefits to be received by DDJ. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Advisory Agreement were fair and reasonable and that its approval was in the best interests of the Fund.

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FUND OWNERSHIP

As of the close of business December 06, 2012, the officers and directors of the Fund as a group beneficially owned less than one percent of the outstanding shares of the Fund. The following table sets forth information regarding the beneficial ownership of shares of the Fund as of December 06, 2012 by all shareholders known to the Fund to be beneficial owners of more than 5% of the outstanding shares.

Name and Address	Share Class	Percentage of Ownership
MORGAN STANLEY SMITH BARNEY	A	18.34%
HARBOR FINANCIAL CENTER
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

NATIONAL FINANCIAL SERVICES LLC	A	5.15%
FOR THE EXCL BENE OF OUR CUSTOMERS
499 WASHINGTON BLVD
ATTN MUTUAL FUNDS DEPT 4TH FL
JERSEY CITY NJ 07310-2010

PERSHING LLC	A	14.48%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

FIRST CLEARING LLC	A	6.79%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

UBS WM USA	A	21.99%
0O0 11011 6100
OMNI ACCOUNT M/F
ATTN DEPARTMENT MANAGER
1000 HARBOR BLVD 5TH FL
WEEHAWKEN NJ 07086-6761

MLPF&S FOR THE SOLE	A	7.35%
BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

MORGAN STANLEY SMITH BARNEY	C	13.34%
HARBOR FINANCIAL CENTER
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

PERSHING LLC	C	5.71%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

FIRST CLEARING LLC	C	16.93%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

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Name and Address	Share Class	Percentage of Ownership
UBS WM USA	C	9.29%
0O0 11011 6100
OMNI ACCOUNT M/F
ATTN DEPARTMENT MANAGER
1000 HARBOR BLVD 5TH FL
WEEHAWKEN NJ 07086-6761

RAYMOND JAMES	C	5.27%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN: COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1102

MLPF&S FOR THE SOLE	C	24.68%
BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

LIFETIME 2010 FUND	Institutional	11.56%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

LIFETIME 2020 FUND	Institutional	14.95%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

LIFETIME 2020 FUND	Institutional	6.88%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PIF	Institutional	7.61%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME PORTFOLIO PIF	Institutional	8.88%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

CHARLES SCHWAB & CO INC	Institutional	14.16%
SPECIAL CUSTODY A/C FOR THE
BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

NATIONAL FINANCIAL SERVICES LLC	P	5.40%
FOR THE EXCL BENE OF OUR CUSTOMERS
499 WASHINGTON BLVD
ATTN MUTUAL FUNDS DEPT 4TH FL
JERSEY CITY NJ 07310-2010

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Name and Address	Share Class	Percentage of Ownership
LPL FINANCIAL	P	6.67%
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

FIRST CLEARING LLC	P	26.01%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

RAYMOND JAMES	P	6.80%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN: COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1102

MLPF&S FOR THE SOLE	P	42.45%
BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

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PRINCIPAL FUNDS, INC.

 SUB‑ADVISORY AGREEMENT

AGREEMENT executed as of the 9th of October, 2012, by and between PRINCIPAL MANAGEMENT CORPORATION, an Iowa corporation (hereinafter called "the Manager"), and DDJ CAPITAL MANAGEMENT, LLC, a Massachusetts limited liability company (hereinafter called “the Sub-Advisor).

W I T N E S S E T H:

WHEREAS, the Manager is the manager and investment adviser to each Fund of the Principal  Funds, Inc., (the "Fund"), an open‑end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Manager desires to retain the Sub‑Advisor to furnish it with portfolio selection and related research and statistical services in connection with the investment advisory services for each series identified in Appendix A (hereinafter called the “Series”), which the Manager has agreed to provide to the Fund, and the Sub‑Advisor desires to furnish such services; and

WHEREAS, the Manager has furnished the Sub‑Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub‑Advisor with copies properly certified or authenticated of any amendment or supplement thereto:

     (a)  Management Agreement (the "Management Agreement") with the Fund;

     (b)  The Fund's registration statement and financial statements as filed with the Securities and Exchange Commission;

      (c)  The Fund's Articles of Incorporation and By‑laws;

(d)  Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services provided by the Sub-Advisor.

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

1.   Appointment of Sub‑Advisor

In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub‑Advisor to perform the services described in Section 2 below for investment and reinvestment of the securities and other assets of the Series, as well as exercise all other ancillary rights or duties in connection with the management of such securities or other assets necessary to implement any of the powers contained herein, subject to the control and direction of the Manager and the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub‑Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub‑Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

2.   Obligations of and Services to be Provided by the Sub‑Advisor

                        The Sub-Advisor will:

(a)     Provide investment advisory services, including but not limited to research, advice and supervision for the Series.

(b)    Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as economic conditions require, a recommended investment program for the Fund consistent with the Series’ investment objective and policies.

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(c)    Implement the approved investment program by placing orders for the purchase and sale of securities and other investment instruments without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund's Articles of Incorporation and Bylaws, and the requirements of the 1940 Act, as each of the same shall be from time to time in effect.

(d)    Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are reasonably necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of the Series.

(e)    Maintain, in connection with the Sub-Advisor’s investment advisory services provided to the Series, its compliance with the 1940 Act and the regulations adopted by the Securities and Exchange Commission thereunder and the Series’ investment strategies and restrictions as stated in the Fund’s prospectus and statement of additional information, subject to receipt of such additional information as may be required from the Manager and provided in accordance with Section 11(d) of this Agreement. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services it provides to the Series.

(f)    Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of the Series are being observed.

(g)    Upon request, provide assistance in the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund's Board of Directors.

(h)    Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of its duties under this Agreement.  Notwithstanding the foregoing, the cost of the securities or other investment instruments purchased or sold or held by the Fund (including taxes, brokerage commissions and other applicable transaction costs, if any, shall be solely borne by the Fund.

(i)    Open accounts with broker-dealers and futures commission merchants (“broker-dealers”), select broker-dealers to effect all transactions for the Series, place all necessary orders with broker‑dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub‑Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients.  The Manager recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Series.  The Sub-Advisor will report on such allocations at the request of the Manager, the Fund or the Fund’s Board of Directors providing such information as the number of aggregated trades to which the Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades.  The Sub-Advisor shall use its reasonable best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-

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        Advisor and its affiliates have with respect to the Series as well as to accounts over which they exercise investment discretion. Such services or products do not need to be used by the Sub-Advisor in managing the Series. In addition, joint repurchase  accounts may not be utilized by theSeries except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.

        The Manager acknowledges that the Sub-Advisor may have investment responsibilities or render investment advice to, or perform other investment advisory services for, other individuals or entities (“Affiliated Accounts”).  The Manager agrees that the Sub-Advisor may give advice or exercise investment responsibility and take such other action with respect to its Affiliated Accounts that may differ from advice given or the timing or nature of action taken with respect to the Fund, provided that the Sub-Advisor acts in good faith, and provided, further, that it the Sub-Advisor’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto.

(j)     Maintain all accounts, books and records with respect to the Series as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940 (the “Investment Advisers Act”), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or Manager may reasonably request.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for the Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for the Series upon request by the Fund or the Manager; provided, however, that the Sub-Advisor may retain a copy of such records in order to comply with applicable requirements under the Investment Advisers Act.

(k)    Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor’s Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time.  The Manager acknowledges receipt of a copy of Sub-Advisor’s current Code of Ethics.  Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor’s Code of Ethics.

(l)     From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by the Series, all in such detail as the Manager or the Fund may reasonably request.  The Sub-Advisor will make available its officers and employees to meet with the Fund’s Board of Directors at the Fund’s principal place of business on due notice to review the investments of the Series.

(m)   Provide such information as is customarily provided by a sub-advisor and may be required for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder.  Sub-Advisor will advise Manager of any changes in Sub-Advisor’s senior management (i.e. Chief Investment Officer and President) within a reasonable time after any such change.  Manager acknowledges receipt of Sub-Advisor’s Form ADV more than 48 hours prior to the execution of this Agreement.

(n)     Have the responsibility and authority to vote proxies solicited by, or with respect to, the issuers of securities held in the Series.  The Manager shall cause to be forwarded to Sub-Advisor all proxy solicitation materials that it receives and shall assist Sub-Advisor in its efforts to conduct the proxy voting process.  In addition, the Sub-Advisor shall have the power, discretion and responsibility to exercise and act with respect to any conversion privilege, subscription right, or other corporate action notification with respect to any of the assets of the Series, as well as participate, join in or dissent from, and vote in any in-court or out-of-court corporate restructuring or reorganization or liquidation.

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(o)     The Sub-Advisor shall have the power to make, execute, acknowledge and deliver on behalf of the Fund any and all documents of transfer and conveyance and any and all other documents or instruments that may be necessary or appropriate to carry out the powers granted to it under this Agreement.  In connection with the execution of any such documents or instruments, the signature block of the Fund shall be as follows:

[Principal Funds, Inc. -- Global Diversified Income Fund]

By: DDJ Capital Management, LLC, in its capacity as Sub-Advisor

By:

Name:

Title:          Authorized Signatory

3.   Prohibited Conduct

In providing the services described in this agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Life Insurance Company regarding transactions for the Fund in securities or other assets.  The Manager agrees to provide a list of such other investment advisory firms to the Sub-Advisor, such list to be promptly updated by the Manager upon any changes thereto.

4.   Compensation

As full compensation for all services rendered and obligations assumed by the Sub-Advisor hereunder with respect to the Fund, the Manager shall pay the compensation specified in Appendix A to this Agreement.

5.   Liability of Sub-Advisor

Neither the Sub-Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub-Advisor's duties under this Agreement or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Advisor or any of its directors, officers, employees, agents (excluding any broker-dealer selected by the Sub-Advisor), or affiliates.

6.   Indemnification

The Manager agrees to indemnify and hold harmless the Sub-Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses), (“Losses”) howsoever arising, from or in connection with this Agreement or the performance by the Sub-Advisor of its duties hereunder, so long as the Sub-Advisor shall, after receipt of notice of any claim or commencement of any action, promptly notify the Manager in writing of the claim or commencement of such action (provided, however, that any delay in notifying the Manager shall not limit Manager’s liability hereunder unless such delay materially prejudices the Manager in the defense of such action).  The Manager shall not be liable for any settlement of any claim or action effected without its written consent.  Nothing contained herein shall require the Manager to indemnify the Sub-Advisor for Losses resulting from the Sub-Advisor’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

7.   Supplemental Arrangements

The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub- Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund (provided, however, that the foregoing notification and approval provision shall not apply with respect to the retention by the Sub-Advisor of legal counsel on behalf of the Fund in connection with (a) the purchase and/or sale of securities or other investment instruments by the Fund, and (b) the restructuring or reorganization of an existing holding of the Fund).

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8.   Regulation

The Sub-Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.

9.   Duration and Termination of This Agreement

This Agreement shall become effective as of the date of its execution and, unless otherwise terminated, shall continue in effect for a period of two years and thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.

If the Board of Directors or the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or Sub-Advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Series during such period is in compliance with Rule 15a-4 under the 1940 Act.

This Agreement may be terminated at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the Series on sixty days written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 9, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.

10.  Amendment of this Agreement

No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series and by vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval, and such amendment is signed by both parties.

11.  General Provisions

(a)  Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b)   Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be Principal Financial Group, 711 High Street, Des Moines, Iowa 50392-0200, and the address of the Sub-Advisor shall be 130 Turner Street, Building #3, Suite 600, Waltham, MA 02453 ATTN: Legal Department.

(c)  The Sub-Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:

(1)  the Sub-Advisor fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

(2)  the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund.

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(d)  The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of the Series, cash requirements and cash available for investment in the Series, and all other reasonable information as may be necessary for the Sub-Advisor to perform its duties and responsibilities hereunder.

(e)  The Fund is (a) a “qualified institutional buyer” as defined in paragraph (a) of Rule 144A under the Securities Act of 1933 (“Securities Act”) by reason of the fact that it an investment company registered under the 1940 Act, and (b) an “accredited investor” as defined in Regulation D under the Securities Act.

(f)  The Sub-Advisor represents that it will not enter into any agreement, oral or written, or other understanding under which the Fund directs or is expected to direct portfolio securities transactions, or any remuneration, to a broker or dealer in consideration for the promotion or sale of Fund shares or shares issued by any other registered investment company. Sub-Advisor further represents that it is contrary to the Sub-Advisor’s policies to permit those who select brokers or dealers for execution of fund portfolio securities transactions to take into account the broker or dealer’s promotion or sale of Fund shares or shares issued by any other registered investment company.

(g)  The Sub-Advisor agrees that neither it nor any of its affiliates will in any way refer directly or indirectly to its relationship with the Fund, the Series, or the Manager or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Manager; provided, however, that the Manager consents to the Sub-Advisor’s use of the Manager’s name and the Fund name in the Sub-Advisor’s representative client list that may be distributed to potential and existing clients so long as this Agreement is in effect.

(h)  This Agreement contains the entire understanding and agreement of the parties.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

Principal Management Corporation

By

DDJ Capital Management, LLC

By

Name:

                                                                   Title:

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APPENDIX A

DDJ Capital Management, LLC (“DDJ”) shall serve as an investment sub-advisor for the Series identified below. The Manager will pay DDJ, as full compensation for all services provided under this Agreement, a fee, computed and paid monthly, a fee, computed and paid monthly, at an annual rate as shown below of the Series’ average daily net assets for that month allocated to DDJ’s management.

In calculating the fee for a series included in the table, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which DDJ provides investment advisory services and which have the same investment mandate as the series for which the fee is calculated, will be combined with the assets of the series to arrive at net assets.

If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

Global Diversified Income Fund

Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets

   First $750 million………………………………..0.40%*

Assets greater than $750 million……………...0.35%

*If assets assigned to DDJ fall below $500 million during any period after June 30, 2013, the fee schedule will be 0.45% on all assets.

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